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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported) May 29, 2001
                                                --------------------------


                                 K-Swiss Inc.
                                 ------------

            (Exact name of registrant as specified in its charter)

    Delaware                     0-18490                   95-4265988
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(State or other                (Commission              (I.R.S. Employer
  jurisdiction                 File Number)            Identification No.)
of incorporation)



   31248 Oak Crest Drive, Westlake Village, California                     91361
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code (818) 706-5100
                                                         ---------------
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Item 5.   Other Events.
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          On May 29, 2001, the Company issued a press release announcing that it has formed a joint venture with Rugged Shark to license, produce and market a line of National Geographic footwear. A copy of the May 29, 2001 press release is attached as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits:

               99   Press release dated May 29, 2001.



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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   K-Swiss Inc.



Date: May 29, 2001                 By: /s/ George Powlick
                                       ---------------------------
                                       George Powlick,
                                       Vice President Finance and
                                       Chief Financial Officer

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                                 EXHIBIT INDEX
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                                                                     Page
                                                                     ----
Exhibit
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99          Press release dated May 29, 2001.                         5

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